SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) March 17, 2010

WATSCO, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

1-5581	59-0778222
(Commission File Number)	(IRS Employer Identification No.)

2665 South Bayshore Drive, Suite 901

Coconut Grove, Florida 33133

(Address of Principal Executive Offices, Including Zip Code)

(305) 714-4100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On July 8, 2009, Watsco, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “July 8-K”), reporting that on July 1, 2009, the Company completed the formation of Carrier Enterprise, LLC (“Carrier Enterprise”), a joint venture with Carrier Corporation (“Carrier”), pursuant to a purchase and contribution agreement dated May 3, 2009, as amended June 29, 2009, by and between Carrier and the Company, under which Carrier contributed 95 locations and the Company contributed 15 locations (the “Transaction”). On September 17, 2009, the Company filed with the SEC an amendment to the July 8-K (the “Amended 8-K”), containing the financial statements and pro forma financial information required pursuant to Item 9.01(a) and (b), respectively, of Form 8-K in respect of the Transaction.

In response to requests from various members of the analyst community, seeking supplementation of the pro forma financial information filed with the Amended 8-K, the Company has prepared certain additional unaudited pro forma selected quarterly financial data, together with the accompanying note thereto (the “Additional Unaudited Pro Forma Selected Quarterly Financial Data”), for distribution to inquiring parties. This Additional Unaudited Pro Forma Selected Quarterly Financial Data is attached hereto as Exhibit 99.1 and incorporated by reference in this Item 7.01. The Additional Unaudited Pro Forma Selected Quarterly Financial Data should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the Company’s historical audited consolidated financial statements, and the accompanying notes thereto, which are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed with the SEC on February 26, 2010, and the unaudited pro forma financial information filed by the Company with the Amended 8-K.

The adjustments reflected in the Additional Unaudited Pro Forma Selected Quarterly Financial Data are based upon currently available information and certain estimates and assumptions, all of which are subject to change. Although the Company believes that the estimates and assumptions used provide a reasonable basis for presenting the effects of the Transaction as described in the Additional Unaudited Pro Forma Selected Quarterly Financial Data, actual results may differ materially. The information contained in the Additional Unaudited Pro Forma Selected Quarterly Financial Data does not purport to be indicative of the Company’s results of operations or the Company’s financial position had the Transaction been consummated as of the date set forth therein. The Unaudited Pro Forma Selected Quarterly Financial Data does not purport to project the future financial condition and results of operations of the Company.

The information in this Item 7.01, including Exhibit 99.1, shall be treated as “furnished,” and not “filed,” for purposes of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Additional Unaudited Pro Forma Selected Quarterly Financial Data related to the Carrier Enterprise, LLC joint venture for the year ended December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WATSCO, INC.

Dated: March 17, 2010	By:	/s/ Ana M. Menendez
Ana M. Menendez,
Chief Financial Officer